UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2004

CORNELL COMPANIES, INC.

Exact Name of Registrant as Specified in its Charter

Delaware	1-14472	76-0433642
State of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification No.

1700 West Loop South, Suite 1500 Houston, Texas	77027
Address of Principal Executive Offices	(Zip Code)

(713) 623-0790
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02         Results of Operations and Financial Condition.

On November 9, 2004,  Cornell Companies, Inc., a Delaware corporation, issued a press release announcing its financial results for the third quarter ended September 30, 2004.  A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.  The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed  “filed” for purposes of Section 18 of the Securities Exchange Act of  1934, as amended  (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2004

CORNELL COMPANIES, INC.

	By:	/s/ John Nieser
	Name:	John Nieser
	Title:	Treasurer and Acting Chief Financial Officer

Exhibit Index

Introductory Note: The following exhibit is furnished pursuant to Item 2.02 of Form 8-K and is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act or the Exchange Act.

Exhibit Number	Description

99.1	Press Release dated November 9, 2004